UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 22, 2026
Serina Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Genome Way, Suite 2001
Huntsville, Alabama 35806
(Address of principal executive offices)
(256) 327-9630
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SER	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Farrell Simon as a Member of the Board of Directors

On July 22, 2026, Serina Therapeutics, Inc. (the “Company”) issued a press release announcing the appointment of Farrell Simon, Pharm. D., to the Company’s Board of Directors, effective July 22, 2026. Dr. Simon has also been appointed to serve as the a member of the Audit Committee and Compensation Committee

Dr. Simon is a biotech, pharmaceutical and consumer health executive with expertise in commercial strategy, operations, and business development. He currently serves as Chief Commercial Officer at Trevi Therapeutics, Inc. (Nasdaq: TRVI), where he leads commercial strategy, lifecycle management, and pre-commercial readiness planning. He also leads business development efforts for potential partnerships and M&A. During his tenure at Trevi, he helped engage Trevi’s investor base and supported financings totaling more than $400 million from top-tier investors including Frazier, Vivo, Venrock, and Viking. Prior to Trevi, Dr. Simon spent a decade at Pfizer in a series of senior commercial and strategic leadership roles, including Biopharma Chief of Staff and global commercial leadership positions supporting major brands and pipeline assets. He holds a Doctor of Pharmacy degree and an MBA, with a concentration in Finance, from the University of Florida.
For serving on our Board of Directors, Dr. Simon will receive compensation in accordance with the Company’s Director Compensation Policy.

There are no arrangements or understandings between Dr. Simon and any other persons pursuant to which he was selected as a director of the Company and Dr. Simon has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Dr. Simon to the Company’s Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release announcing the appointment of Farrell Simon to the Company’s Board of Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERINA THERAPEUTICS, INC.

Date: July 22, 2026	By:	/s/ Steve Ledger
Chief Executive Officer